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                                                                Exhibit 10.6

                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "AGREEMENT") is dated as of October 14, 2003 by and among Midway Games Inc., a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each, a "PURCHASER" and collectively, the "PURCHASERS").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Company desires to sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, securities of the Company as more fully described in this Agreement.

      NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                  "ADVICE" has the meaning set forth in SECTION 6.5.

                  "AFFILIATE" means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

                  "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in either The City of New York or The City of Chicago, Illinois are authorized or required by law to remain closed.

                  "CLOSING" means the closing of the purchase and sale of the Shares pursuant to SECTION 2.1.

                  "CLOSING DATE" means the date of the Closing, which shall occur not later than the Business Day after the date of this Agreement (or such other date as may be mutually agreed upon by the Company and the Lead Purchasers.

                  "COMPANY COUNSEL" means Shack Siegel Katz & Flaherty P.C., counsel to the Company.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company.

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                  "COMMON STOCK EQUIVALENTS" means, collectively, Options and
      Convertible Securities.

                  "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                  "DISCLOSURE MATERIALS" has the meaning set forth in SECTION
      3.1.

                  "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

                  "EFFECTIVENESS PERIOD" has the meaning set forth in SECTION
      6.1.

                  "ELIGIBLE MARKET" means any of the NYSE, the American Stock Exchange, the NASDAQ National Market, The NASDAQ SmallCap Market, or any successor to any of the foregoing.

                  "EVENT" has the meaning set forth in SECTION 6.1.

                  "EVENT PAYMENTS" has the meaning set forth in SECTION 6.1.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXCLUDED EVENTS" has the meaning set forth in SECTION 6.1.

                  "FILING DATE" means November 13, 2003.

                  "INDEMNIFIED PARTY" has the meaning set forth in SECTION 6.4.

                  "INDEMNIFYING PARTY" has the meaning set forth in SECTION 6.4.

                  "INTELLECTUAL PROPERTY RIGHTS" has the meaning set forth in
      SECTION 3.1.

                  "LIEN" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

                  "LEAD PURCHASERS" means Portside Growth and Opportunity Fund and Smithfield Fiduciary LLC.

                  "LEAD PURCHASER COUNSEL" means Schulte Roth & Zabel LLP, counsel to the Purchasers, or any other counsel selected by the Lead Purchasers in place thereof.

                  "LOSSES" means any and all losses, third party claims, damages, liabilities, settlement costs and expenses, including, without limitation, reasonable attorneys' fees.

                  "MATERIAL ADVERSE EFFECT" has the meaning set forth in SECTION 3.1.

                  "MATERIAL PERMITS" has the meaning set forth in SECTION 3.1.

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                  "NYSE" means The New York Stock Exchange, Inc.

                  "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

                  "PROCEEDING" means an action, third party claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means any Common Stock issued pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

                  "REGISTRATION STATEMENT" means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "RELATED PERSON" has the meaning set forth in SECTION 4.8.

                  "REQUIRED EFFECTIVENESS DATE" means January 12, 2004 or, if the Registration Statement is subject to a "full review" by the Commission, February 11, 2004.

                  "RULE 144," "RULE 415," and "RULE 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SCHEDULES" means the schedules included in the Schedule of Exceptions delivered by the Company pursuant to SECTION 3.1

                  "SEC REPORTS" has the meaning set forth in SECTION 3.1(g).

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                  "SECURITIES ACT" has the meaning set forth in the preamble hereto.

                  "SHARES" means an aggregate of 9,317,886 of Common Stock which are being issued and sold by the Company to the Purchasers at the Closing, subject to adjustment as provided herein.

                  "SUBSIDIARY" means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest which ownership entitles the Company to elect a majority of the board of directors or similar governing body of such entity.

                  "TRADING DAY" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, any Business Day.

                  "TRADING MARKET" means any Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder. Transaction Documents shall not include any documents or agreements executed with or delivered to any Purchaser in his or its capacity as a holder of securities of the Company other than the Shares and not in its or his capacity as a Purchaser hereunder.

                  "TRANSFER AGENT" means The Bank of New York or any other transfer agent specified to the Purchasers by the Company in writing after the date of this Agreement.

                  "TRANSFER AGENT INSTRUCTIONS" means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of EXHIBIT E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

                                   ARTICLE II
                                PURCHASE AND SALE

      2.1 CLOSING. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, such number of Shares set forth below such Purchaser's signature on its signature page hereto. The Closing shall take place on the Closing Date at the offices of Lead Purchaser Counsel, or at such other location or time as the parties may agree.

      2.2   CLOSING DELIVERIES.

      (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

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                  (i)   one or more stock certificates, free and clear of all
      restrictive and other legends (except as expressly provided in SECTION 4.1(b) hereof), evidencing such number of Shares equal to the number of Shares set forth opposite such Purchaser's name on EXHIBIT A hereto under the heading "Shares," registered in the name of such Purchaser;

                  (ii) a legal opinion of the general counsel of the Company, in the form of EXHIBIT C, executed by such counsel and addressed to the Purchasers;

                  (iii) a legal opinion of Company Counsel, in the form of EXHIBIT D, executed by such counsel and addressed to the Purchasers; and

                  (iv) the duly executed Transfer Agent Instructions, in the form of EXHIBIT E, acknowledged by the Transfer Agent.

      (b) At the Closing, each Purchaser shall deliver or cause to be delivered to (i) the Company the purchase price set forth opposite such Purchaser's name on EXHIBIT A hereto under the heading "Purchase Price" in United States dollars and in immediately available funds, by wire transfer to an account designated in writing to such Purchaser by the Company for such purpose.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as set forth on the Schedule of Exceptions provided by the Company to the Purchasers, the Company hereby represents and warrants to the Purchasers as follows (which representations and warranties shall be deemed to apply, where appropriate, to each Subsidiary of the Company):

                  (a) SUBSIDIARIES. The Company has no direct or indirect Subsidiaries other than those listed in SCHEDULE 3.1(a). Except as disclosed in
SCHEDULE 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, do not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a

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whole on a consolidated basis, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents to which it is a party by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents to which it is a party has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected.

                  (e) ISSUANCE OF THE SHARES. The Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive rights or similar rights of stockholders.

                  (f) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock, Options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in
SCHEDULE 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable. Except as disclosed in SCHEDULE 3.1(f), there are no

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outstanding options, warrants, script, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as set forth on SCHEDULE 3.1(f), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers pursuant to the transactions contemplated hereby) and will not result in a right of any holder of securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities. To the knowledge of the Company, except as specifically disclosed in SCHEDULE 3.1(f), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 under the Exchange Act), or has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the outstanding Common Stock, ignoring for such purposes any limitation on the number of shares of Common Stock that may be owned at any single time.

                  (g) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with this Agreement and the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has made available to each Purchaser true, correct and complete copies of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports, as any of such filings may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, as of the date filed and as they may have been subsequently amended by filings made by the Company with the Commission prior to the date hereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Reports comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except (i) as may be otherwise specified in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Except as set forth in SCHEDULE 3.1(g), the Company is not required to file any agreement, note, lease, mortgage, deed

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or other instrument entered into prior to the date hereof and to which the
Company is a party or by which the Company is bound which has not been previously filed as an exhibit to its filings with the SEC under the 1934 Act.

                  (h) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in SCHEDULE 3.1(h), (i) there has been no event, occurrence or development in the Company's business that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and
(B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.

                  (i) ABSENCE OF LITIGATION. To the Company's knowledge, except as disclosed in the SEC Reports or in SCHEDULE 3.1(i), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or threatened against or affecting the Company or any of its Subsidiaries that could, individually or in the aggregate, have a Material Adverse Effect.

                  (j) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary thereunder), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived),
(ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

                  (k) TITLE TO ASSETS. Except as set forth on SCHEDULE 3.1(k), the Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and could not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and

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enforceable leases of which the Company and the Subsidiaries are in compliance with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company and its Subsidiaries.

                  (l) CERTAIN FEES. Other than Banc of America Securities LLC and its subagents (the fees of each of which are payable by the Company), the Company hereby represents that it has not engaged any brokers, finders or agents who are entitled to compensation in connection with the sale of the Shares to the Purchasers.

                  (m) PRIVATE PLACEMENT. Neither the Company nor, any Person acting on the Company's behalf and with its authorization, has sold or offered to sell or solicited any offer to buy the Shares by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor, any Person acting on the Company's behalf and with its authorization, has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Shares as contemplated hereby or (ii) cause the offering of the Shares pursuant to the Transaction Documents to be integrated with prior offerings by the Company such that the sale of the Shares to the Purchasers as contemplated hereby would require registration under the Securities Act or that would require stockholder approval under the rules and regulations of any Trading Market. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980. No consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, the Commission or any state securities regulatory authority is required by the Company in connection with the offer, sale, issuance or delivery of the Shares other than the filing of a Form D with the Commission.

                  (n) FORM S-3 ELIGIBILITY. The Company is eligible to register the Shares for resale by the Purchasers using Form S-3 promulgated under the Securities Act.

                  (o) LISTING AND MAINTENANCE REQUIREMENTS. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements.

                  (p) REGISTRATION RIGHTS. Except as described in SCHEDULE 3.1(p), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (q) APPLICATION OF TAKEOVER PROTECTIONS. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the

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Transaction Documents, including, without limitation, as a result of the
Company's issuance of the Shares and the Purchasers' ownership of the Shares.

                  (r) DISCLOSURE. The Company confirms that it has not and it has not authorized any Person acting on its behalf to provide any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers in this Agreement regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, are true and correct in all material respect and do not contain any untrue statement of a material fact or omit to state a material fact, necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Except as set forth in SCHEDULE 3.1(r), no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 or the Exhibits hereto which are signed by such Purchaser.

                  (s) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SHARES. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby and thereby by the Company and its representatives.

                  (t) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person, except as could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights, except as could not reasonably be expected to have a Material Adverse Effect.

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                  (u)   INSURANCE. The Company and the Subsidiaries are insured
by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses and location in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any knowledge that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost which would result in a Material Adverse Effect.

                  (v) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any written notice of Proceedings relating to the revocation or modification of any Material Permit.

                  (w) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in SEC Reports filed at least ten days prior to the date hereof or as set forth in SCHEDULE 3.1(w), none of the officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors) exceeding $75,000, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (x) SOLVENCY. Based on the financial condition of the Company as of the date of this Agreement, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (y) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on EXHIBIT A hereto with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Shares as set forth on EXHIBIT A hereto has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms.

                  (b) INVESTMENT INTENT. Such Purchaser is acquiring the Shares as principal for its own account, in the ordinary course of its business, for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Shares for any period of time. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Shares.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Shares, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Upon execution of this Agreement, the Purchaser is not a beneficial owner of five percent (5%) or more (calculated for these purposes in accordance with any limitations on ownership that may be included in any securities owned by such Purchaser that are exercisable convertible or exchangeable into shares of Common Stock) of the Company's outstanding Common Stock.

                  (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment. Such Purchaser is knowledgeable about the Federal and applicable state and local securities laws, rules and regulations as they apply to such Purchaser's purchase of the Shares under this Agreement and the inclusion of any Registrable Securities of such Purchaser in the Registration Statement and is knowledgeable of how such laws, rules and regulations and this Agreement may affect the such Purchaser's ability to buy or sell securities of the Company.

                  (e) ACCESS TO INFORMATION. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (f) NO GOVERNMENTAL REVIEW. Each Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

                  (g) RELIANCE ON EXEMPTIONS. Such Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Shares.

                  (h) TRANSFER OR RESALE. Such Purchaser understands that except as otherwise provided in this Agreement, the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder or pursuant to an available exemption from such registration, and such Purchaser shall have complied with the provisions of
ARTICLE IV.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

      4.1   Transfer Restrictions.

                  (a) Each Purchaser shall only transfer, pledge or otherwise dispose of the Shares in compliance with all federal, state, local and foreign laws, rules and regulations. Shares may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

                  (b) The Purchasers agree to the imprinting, so long as is required by this SECTION 4.1(b), of the following legend on any certificate evidencing Shares:

      THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES IN ACCORDANCE WITH THE TERMS OF THE STOCK PURCHASE AGREEMENT PURSUANT TO WHICH THESE SECURITIES WERE ISSUED.

Certificates evidencing Shares shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Shares is effective under the Securities Act, or (ii) following any sale of such Shares pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Shares, the Company will no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a legended certificate representing such Shares and an opinion of counsel to the extent required by SECTION 4.1(a), deliver or cause to be delivered to such Purchaser a certificate representing such Shares that is free from all restrictive and other legends. Except as may be required by a pledgee under SECTION 4.1(c), the Company may not make any notation on its records or give instructions to any Transfer Agent that enlarge the restrictions on transfer set forth in this Agreement.

                  (c) The Company acknowledges and agrees that, subject to compliance with all applicable federal, state and local laws, rules and regulations, a Purchaser may from time to time pledge or grant a security interest in some or all of the Shares in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Shares and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer (other than a transfer of the record holder recorded on the stock records of the Company) would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

      4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns Shares, for a period of two years from the date hereof, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act, and, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers who continue to own Shares and make publicly available in accordance with paragraph (c) of Rule 144, such information as is required for such Purchasers to sell the Shares under Rule 144. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. The Company further covenants that it will take such further action as such Purchaser may reasonably request to satisfy the provisions of Rule 144 applicable to it relating to the sale of the Shares pursuant to Rule 144.

      4.3 INTEGRATION. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that stockholder approval would be required under such rules and regulations.

      4.4 RESERVATION OF SECURITIES. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

      4.5   SUBSEQUENT PLACEMENTS.

                  (a) From the date hereof until 75 days after the Effective Date (the "BLOCKOUT PERIOD"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its equity or equity equivalent securities, including, without limitation, any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT"), except as set forth in Section 4.5(c).

                  (b) Following the Effective Date, the Blockout Period set forth in Section 4.5(a) above shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, (ii) the Registration Statement is not effective, or (iii) the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of Registrable Securities thereunder.

                  (c)   The restrictions contained in paragraph (a) of this
Section 4.5 shall not apply to (i) any issuance of Common Stock or grant of Options to employees, officers, directors of or consultants or advisors to the Company, in each case, pursuant to a stock-based plan duly approved by the Company's board of directors; (ii) upon exercise, conversion, exchange of or the payment of any dividend on any Common Stock Equivalents described in SCHEDULE 3.1(f) (provided that such exercise, conversion, exchange or payment occurs in accordance with the terms thereof, without amendment or modification); (iii) the issuance of securities pursuant to the Company's bona fide acquisition of another corporation, or all or a portion of its assets, by merger, purchase of assets or other corporate reorganization in each case, as approved by the Company's board of directors and not for the principal purpose of raising cash, or (iv) the issuance of securities in connection with a bona fide joint venture or development agreement or strategic partnership or similar agreement approved by the Company's board of directors, a primary purpose of which is not to raise equity capital.

      4.6 SECURITIES LAWS DISCLOSURE; PUBLICITY. On the Closing Date or such later time as shall be agreed between the Company and the Lead Purchasers (but in any event no later than 8:30 a.m., New York local time, on the first Trading Day following the Closing Date), the Company shall issue a press release reasonably acceptable to the Lead Purchasers disclosing all material terms of the transactions contemplated hereby. As promptly as practicable but in any event not later than 5:30 p.m., New York local time, on the first Trading Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act (the "8-K FILING"). Nothwithstanding the foregoing, the preceding sentence is not intended to impose any greater disclosure obligation on the Company than is imposed by the Exchange Act and the rules promulgated thereunder. The Company shall provide the Lead Purchasers with a copy of the 8-K Filing as early as practicable prior to the filing. Thereafter, for a period of two years the Company shall provide Purchasers promptly after filing with copies of all filings made by the Company with the Commission pursuant to Section 13 or 15 of the Exchange Act. The Company and the Lead Purchasers shall consult with each other in issuing any press releases or otherwise in making public statements or filings with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby. Except as set forth above, no Purchaser nor the Company shall issue any press release or otherwise make any public statement, filing or other communication about the transactions contemplated hereby without the prior consent of the Company and the Lead Purchasers, except if such disclosure is required by law or the rules and regulations of any Trading Market, in which case the disclosing party shall promptly provide the other parties with prior notice of such public statement, filing or other communication. The Company shall not, and shall use its reasonable best efforts to cause each of its officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser.

      4.7 USE OF PROCEEDS. The Company will use the net proceeds from the sale of the Shares for working capital and general corporate purposes. Pending these uses, the Company intends to invest the net proceeds from this offering in short-term, interest-bearing, investment-grade securities.

      4.8 REIMBURSEMENT. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its Affiliates (a "RELATED PERSON") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser's or Related Person's gross negligence, willful misconduct or any representation or warranty of such Purchaser contained in any Transaction Document being untrue or incorrect in any material respect. In addition, (i) the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by SECTION 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions or any representation or warranty made by the applicable Purchaser contained in any of the Transaction Documents being untrue or incorrect in any material respect. If the Company breaches its respective obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or promptly reimburse the Purchasers on demand and presentation of appropriate invoices therefor for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to promptly reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph. In the event the Company paid for Losses which it is ultimately determined (by a court of competent jurisdiction in a final judgment not subject to appeal or review) resulted from the gross negligence, willful misconduct or breach of representation in any material respect by an applicable Purchaser or Related Party, then the Company shall be entitled to recover such payments from such Purchaser and/or Related Party.

                                    ARTICLE V
                                   CONDITIONS

      5.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS. The obligation of each Purchaser to acquire Shares at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date; and

                  (b) PERFORMANCE. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

      5.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date; and

                  (b) PERFORMANCE. The Purchasers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing including, without limitation, having returned duly completed and signed copies of the applicable documents included in EXHIBIT B.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

      6.1   SHELF REGISTRATION

                  (a) The Company shall prepare and, as promptly as possible, and in any event on or prior to the Filing Date, the Company shall file with the Commission a "shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent) and shall contain (except if otherwise directed by the Purchasers) the "Plan of Distribution" attached hereto as EXHIBIT F. The Company shall only be obligated to include a Purchaser as a selling securityholder in the registration statement in the event such Purchaser has furnished a signed and completed Registration Statement Questionnaire in the form of EXHIBIT B-2. Each Purchaser included in such Registration Statement shall promptly advise the Company of any change to the approved plan of distribution or any change in the information relation to the Purchaser included in the Registration Statement which would require the Company to file a pre- or post-effective amendment to the Registration Statement or amend or supplement the Prospectus.

                  (b) The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as practicable, including, without limitation, submitting to the Commission as promptly as practicable after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement, after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that all Registrable Securities covered by such Registration Statement have been sold or can be sold publicly under Rule 144(k) by persons who are not affiliates of the Company (the "EFFECTIVENESS PERIOD"). Each Purchaser shall use commercially reasonable efforts to provide such other and additional information that the Company may reasonably request to respond to comments from the SEC or the Trading Market, to make appropriate disclosures in the Registration Statement or to otherwise fulfill its obligations hereunder in connection with the Registration Statement.

                  (c) The Company shall notify each Purchaser in writing promptly (and in any event within one Business Day) after receiving notification from the Commission that the Registration Statement has been declared effective.

                  (d) Upon the occurrence of any Event (as defined below), the Company shall pay in cash, as liquidated damages and not as a penalty, the following:

                              (i) In the case of an Event under clause (i), the Company shall pay each Purchaser on every monthly anniversary of the occurrence of such Event during the Effectiveness Period until the Event has been cured by the filing of the Registration Statement or the occurrence of the Effectiveness Date, as applicable, an amount equal to 0.5% for the first month and 1% monthly thereafter of the aggregate purchase price paid by such Purchaser for the Shares owned by such Purchaser until the Event is so cured.

                              (ii) In the case of an Event under clause (ii), the Company shall pay each Purchaser an amount equal to 0.5% for the first month and 1% monthly thereafter of the purchase price paid by each such Purchaser for the Shares then owned by such Purchaser. Such amount shall be paid monthly to each such Purchaser on the monthly anniversary of such Event and the period for which payment is due shall be each day in excess of such five Trading Days that each Purchaser is unable to sell such Registrable Securities.

                              (iii) In the case of an Event under clause (iii), the Company shall pay each Purchaser an amount equal to 0.5% for the first month and 1% monthly thereafter of the aggregate purchase price paid by each such Purchaser for the Shares then owned by such Purchaser. The payment shall apply only to the affected Shares and shall be paid monthly to each such Purchaser on the monthly anniversary date of such Event and the period for which payment is due shall be for every day during the Effectiveness Period that the Common Stock is not so listed or quoted.

The amounts payable hereunder shall be paid for partial relief for the damages suffered from any Event by a Purchaser (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity). The payments to which a Purchaser shall be entitled pursuant to this SECTION 6.1(d) are referred to herein as "EVENT PAYMENTS". Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full.

For such purposes, each of the following shall constitute an "EVENT":

                              (i) the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date; PROVIDED, HOWEVER, that for the purposes of the Event Payment under this Section 6.1(d) only, the Company shall have an additional 30 days to cure the failure to declare the Registration Statement effective on or prior to the Required Effectiveness Date before any Event Payment is due to the Purchasers under this Section 6.1(d);

                              (ii)  except (A) as provided for in SECTION
      6.1(e), (B) if the Company is involved in a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act, or (C) a merger or consolidation of the Company or a sale of more than one-half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least 50% of the voting rights and equity interests of the surviving entity or acquirer (clauses (B) and (C), collectively, the "EXCLUDED EVENTS"), after the Effective Date and during the Effectiveness Period, a Purchaser who desires to sell Registrable Securities is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) or under Rule 144(k) for any reason for five or more Trading Days (whether or not consecutive); or

                              (iii) except as a result of the Excluded Events, the Common Stock is not listed or quoted on an Eligible Market for a period of three consecutive Trading Days or a total of five Trading Days (which need not be consecutive Trading Days) during any 365 day period during the Effectiveness Period.

                  (e) Notwithstanding anything in this Agreement to the contrary, the Company may, by written notice to the Purchasers, suspend sales under a Registration Statement after the Effective Date thereof and/or require that the Purchasers immediately cease the sale of the Registrable Securities pursuant thereto and/or defer the filing of any subsequent Registration Statement if the Company is engaged in a material transaction, merger, acquisition or sale and the Board of Directors determines in good faith, by appropriate resolutions, that, as a result of such activity, (A) it would be materially detrimental to the Company (other than as relating solely to the price of the Common Stock) to file a Registration Statement at such time and (B) it is in the best interests of the Company to defer proceeding with such registration at such time. Upon receipt of such notice, each Purchaser shall immediately discontinue any sales of Registrable Securities pursuant to such registration until such Purchaser has received copies of a supplemented or amended Prospectus or until such Purchaser is advised in writing by the Company that the then-current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. In no event, however, shall this right be exercised to suspend sales or registration beyond the period during which (in the good faith determination of the Company's Board of Directors) the failure to require such suspension or proceeding with such registration would be materially detrimental to the Company. The Company's rights under this SECTION 6.1(e) may be exercised for a period of no more than 30 days in any twelve-month period, of which no more than 10 days may be consecutive. Immediately after the end of any suspension period under this SECTION 6.1(e), the Company shall take all necessary actions (including filing any required supplemental prospectus) to restore the effectiveness of the applicable Registration Statement and the ability of the Purchasers to publicly resell their Registrable Securities pursuant to such effective Registration Statement.

                  (f)   Except as required by this Agreement or as set forth on
SCHEDULE 6.1(f), the Company shall not, prior to the Effective Date of the Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity or equity-linked securities (other than post-effective amendments of previously filed registration statements and registration statements on Form S-8).

      6.2 REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Not less than two Trading Days prior to the filing of the Registration Statement or any related Prospectus and as early as practicable prior to the filing of any amendment or supplement thereto, the Company shall furnish to the Lead Purchasers and Lead Purchaser Counsel copies of all such documents proposed to be filed, which documents will be subject to the review of such Lead Purchasers and Lead Purchaser Counsel. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto containing information regarding the plan of distribution and the selling securityholders to which the Lead Purchasers holding a majority of the Registrable Securities shall reasonably object prior to such filing.

                  (b) (i) Subject to SECTION 6.1(e) prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective, as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

                  (c) Notify the Purchasers of Registrable Securities to be sold and the Lead Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement; (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall furnish Lead Purchaser Counsel with copies of all comment letters on the Registration Statement from the Commission (and shall furnish the Purchasers with all portions of such comment letters related to the "Plan of Distribution" or "Selling Shareholders" section of such Registration Statement); shall keep Lead Purchaser Counsel fully apprised of the scope and status of any responses to the Commission and shall otherwise cooperate with Lead Purchaser Counsel in keeping Lead Purchasers appraised of the status of the Registration Statement. The Company shall not make any amendments to the Registration Statement or make any response to any comment letter relating to the "Plan of Distribution" or the "Selling Shareholders" sections without the prior approval of the Lead Purchasers.

                  (d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

                  (e) If requested by the Lead Purchasers, furnish to each Lead Purchaser and the Lead Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (f) Promptly deliver to each Purchaser and the Lead Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus as amended or supplemented by each of the selling Purchasers in connection with the resale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

                  (g) (i) In the time and manner required by each Trading Market, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all reasonable steps necessary to cause such Registrable Securities to be approved for listing on each Trading Market as soon as possible thereafter; (iii) provide to the Purchasers evidence of such listing; and (iv) except as a result of the Excluded Events, during the

Effectiveness Period, maintain the listing of such Registrable Securities on each such Trading Market or another Eligible Market.

                  (h) Prior to any public offering of Registrable Securities by the Purchasers, use its reasonable best efforts to register or qualify or cooperate with the selling Purchasers and the Lead Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Purchaser requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (i) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may reasonably request.

                  (j)   Upon the occurrence of any event described in
SECTION 6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including, without limitation, subject to appropriate confidentiality agreements, by making available any documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information and (ii) causing its officers and directors, counsel and independent certified public accountants to respond to such inquiries, , unless such Purchaser specifically requests in advance to receive material, nonpublic information in writing and executes an appropriate form of confidentiality agreement.

                  (l) Comply with all applicable rules and regulations of the Commission.

      6.3 REGISTRATION EXPENSES. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with ARTICLE VI of this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses

(including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses requested by the Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

      6.4   Indemnification

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents, investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in SECTION 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in SECTION 6.5. The Company shall notify the Purchasers promptly of the institution of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) INDEMNIFICATION BY PURCHASERS. Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in SECTION 6.2(c)(v)-(vii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in SECTION 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). It being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, which firm shall be appointed by a majority of the Indemnified Parties; provided, however, that in the case a single firm of attorneys would be inappropriate due to actual or potential differing interests or conflicts between such Indemnified Parties and any other party represented by such counsel in such Proceeding or otherwise, then the Indemnifying Party shall be liable for the fees and expenses of one additional firm of attorneys with respect to such

Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder, provided that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d)   CONTRIBUTION. If a claim for indemnification under
SECTION 6.4(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), THEN each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in SECTION 6.4(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 6.4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this SECTION 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6.5 DISPOSITIONS. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in SECTIONS 6.2(c)(v), (vi) or (vii), such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by SECTION 6.2(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

      6.6 NO PIGGYBACK ON REGISTRATIONS. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto with respect to the Registrable Securities) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

                                   ARTICLE VII
                                  MISCELLANEOUS

      7.1 TERMINATION. This Agreement may be terminated by the Company or any Purchaser (with respect to itself), by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

      7.2 FEES AND EXPENSES. At the Closing, the Company shall reimburse to Lead Purchasers up to an aggregate of $25,000 of the fees and expenses of the Lead Purchaser Counsel incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Smithfield Fiduciary LLC (as a Lead Purchaser) may retain such amount at the Closing or require the Company to pay such amount directly to the Lead Purchaser Counsel. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Shares to Purchasers.

      7.3 ENTIRE AGREEMENT. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

      7.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 12:00 p.m. (noon) (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 12:00 p.m. (noon) (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit for overnight delivery with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

      7.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under ARTICLE VI may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.

      7.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language CHOSEN by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      7.7 SUCCESSORS AND ASSIGNS. Except as otherwise set forth herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lead Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers all Shares held by it, provided such transferee agrees in writing to be bound, with respect to the transferred SHARES, by the provisions hereof that apply to the "Purchasers." Subject to compliance with applicable federal and state laws, rules and regulations, and this Agreement, Shares may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Shares.

      7.8 NO THIRD-PARTY BENEFICIARIES. Except as otherwise set forth herein, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of SECTION 4.8 and each Indemnified Party is an intended third party beneficiary of SECTION 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

      7.9 GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

      7.10 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall SURVIVE the Closing.

      7.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become EFFECTIVE when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      7.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      7.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      7.14 REPLACEMENT OF SHARES. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

      7.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the COMPANY will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

      7.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser hereunder or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      7.17 ADJUSTMENTS IN SHARE NUMBERS AND PRICES. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or INDIRECTLY shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

      7.18 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                           [SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                               MIDWAY GAMES INC.


                               By:    /s/ David F. Zucker
                                      -----------------------------------------
                               Name:  David F. Zucker
                               Title: President and Chief Executive Officer

                               Address for Notice:

                               2704 West Roscoe Street
                               Chicago, IL 60618
                               Facsimile No.: 773/961-2299
                               Telephone No.: 773/961-2850
                               Attn: General Counsel


         With a copy to:       Shack Siegel Katz & Flaherty P.C.
                               530 Fifth Avenue
                               New York, New York 10036
                               Facsimile No.: 212/730-1964
                               Telephone No.: 212/782-0700
                               Attn: Pamela E. Flaherty, Esq.

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Columbia Ventures Corp.
                               -------------------------------------------------

                               By: /s/ Kipling J. Peterson
                                   ---------------------------------------------
                                       Print Name: Kipling J. Peterson
                                       Title: Chief Investment Strategist

                               Address: 16703 SE McGillivray, #210
                                        ----------------------------------------

                                     Vancouver, WA 98683
                                     -------------------------------------------

                               Attention: Kipling J. Peterson
                                         ---------------------------------------

                               Facsimile No.: (360) 882-2068
                                              ----------------------------------

                               Telephone No.: (360) 882-2749
                                              ----------------------------------

                               Number of Shares: 132,077
                                                 -------------------------------

                               Aggregate Purchase Price: $350,004.05
                                                          ----------------------

                               Jurisdiction of Organization: Washington
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Cranshire Capital, L.P.
                               -------------------------------------------------

                               By: /s/ Mitchell P. Kopin
                                   ---------------------------------------------
                                       Print Name: Mitchell P. Kopin
                                       Title: President - Downsview Capital
                                              The General Partner

                               Address: 666 Dundee Road, Suite 1901
                                        ----------------------------------------

                                      Northbrook, IL 60062
                                      ------------------------------------------

                               Attention: Mitchell P. Kopin
                                          --------------------------------------

                               Facsimile No.: (847) 562-9031
                                              ----------------------------------

                               Telephone No.: (847) 562-9030
                                              ----------------------------------

                               Number of Shares: 94,345
                                                 -------------------------------

                               Aggregate Purchase Price: $250,014.25
                                                          ----------------------

                               Jurisdiction of Organization: Illinois
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Deephaven Small Cap Growth Fund, LLC
                               -------------------------------------------------

                               By: /s/ Bruce Lieberman
                                   ---------------------------------------------
                                       Print Name: Bruce Lieberman
                                       Title: Director of Private Placements

                               Address: 130 Cheshire Lane, Suite 102
                                        ----------------------------------------

                                      Minnetonka, MN 55305
                                      ------------------------------------------

                               Attention: Bruce Lieberman
                                          --------------------------------------

                               Facsimile No.: (952) 249-5320
                                              ----------------------------------

                               Telephone No.: (952) 249-5543
                                              ----------------------------------

                               Number of Shares: 184,997
                                                 -------------------------------

                               Aggregate Purchase Price: $490,242.05
                                                          ----------------------

                               Jurisdiction of Organization: Minnesota
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    --------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                            Name of Purchaser:


                            Mainfield Enterprises Inc.
                            ----------------------------------------------------

                            By: /s/ Avi Vigder
                                ------------------------------------------------
                                    Print Name: Avi Vigder
                                    Title: Authorized Signatory

                            Address: c/o Sage Capital Growth Inc.
                                     -------------------------------------------

                            660 Madison Ave., 18th Floor, New York, NY 10021
                            ----------------------------------------------------

                            Attention: Eldad Gal
                                      ------------------------------------------

                            Facsimile No.: (212) 651-9010
                                           -------------------------------------

                            Telephone No.: (212) 651-9000
                                           -------------------------------------

                            Number of Shares: 660,378
                                              ----------------------------------

                            Aggregate Purchase Price: $1,750,001.70
                                                       -------------------------

                            Jurisdiction of Organization: British Virgin Islands
                                                         -----------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Master Small Cap Value Trust
                               -------------------------------------------------

                               By: /s/ R. Elise Baum
                                   ---------------------------------------------
                                       Print Name: R. Elise Baum
                                       Title: Portfolio Manager

                               Address: 800 Scudders Mill Road
                                        ----------------------------------------

                                      Plainsboro, NJ 08536
                                      ------------------------------------------

                               Attention: Michael Jarzyna
                                          --------------------------------------

                               Facsimile No.: (609) 282-3844
                                              ----------------------------------

                               Telephone No.: (609) 282-3890
                                              ----------------------------------

                               Number of Shares: 2,953,006
                                                 -------------------------------

                               Aggregate Purchase Price: $7,825,465.90
                                                          ----------------------

                               Jurisdiction of Organization: Delaware
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Merrill Lynch Variable Series Funds, Inc. - Small
                               -------------------------------------------------
                               Cap Value V.I. Fund
                               --------------------------------------------

                               By: /s/ R. Elise Baum
                                   ---------------------------------------------
                                       Print Name: R. Elise Baum
                                       Title: Portfolio Manager

                               Address: 800 Scudders Mill Road
                                        ----------------------------------------

                                       Plainsboro, NJ 08536
                                       -----------------------------------------

                               Attention: Michael Jarzyna
                                         ---------------------------------------

                               Facsimile No.: (609) 282-3844
                                              ----------------------------------

                               Telephone No.: (609) 282-3890
                                              ----------------------------------

                               Number of Shares: 631,900
                                                 -------------------------------

                               Aggregate Purchase Price: $1,674,535
                                                          ----------------------

                               Jurisdiction of Organization: Maryland
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Portside Growth and Opportunity Fund
                               -------------------------------------------------

                               By: /s/ Jeffrey Smith
                                   ---------------------------------------------
                                       Print Name: Jeffrey Smith
                                       Title: Authorized Signatory

                               Address: c/o Ramius Capital Group, LLC
                                        ----------------------------------------

                                  666 Third Ave., 26th Floor, New York, NY 10017
                                  ----------------------------------------------

                               Attention: Jeffrey Smith
                                          --------------------------------------

                               Facsimile No.: (212) 845-7995
                                              ----------------------------------

                               Telephone No.: (212) 845-7955
                                              ----------------------------------

                               Number of Shares: 1,622,643
                                                 -------------------------------

                               Aggregate Purchase Price: $4,300,003.95
                                                          ----------------------

                               Jurisdiction of Organization: Cayman Islands
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               S.A.C. Capital Associates, LLC
                               By: S.A.C. Capital Advisors, LLC
                               -------------------------------------------------

                               By:   /s/ Peter A Nussbaum
                                  ----------------------------------------------
                                       Print Name:  Peter A. Nussbaum
                                       Title:  General Counsel

                               Address:  c/o S.A.C. Capital Advisors, LLC
                                         72 Cummings Point Road
                                        ----------------------------------------

                                      Stamford, CT 06902
                                      ------------------------------------------

                               Attention:  General Counsel
                                         ---------------------------------------

                               Facsimile No.:  (203) 890-2393
                                             -----------------------------------

                               Telephone No.:  (203) 890-2000
                                             -----------------------------------

                               Number of Shares: 981,933 at $2.65 per share
                                                 -------------------------------

                               Aggregate Purchase Price: $2,602,122.45
                                                          ----------------------

                               Jurisdiction of Organization: Anguilla, British
                                                             West Indies
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                            Name of Purchaser:


                            SF Capital Partners Ltd.
                            ----------------------------------------------------

                            By: /s/ Brian H. Davidson
                                ------------------------------------------------
                                    Print Name: Brian H. Davidson
                                    Title: Authorized Signatory

                            Address: 3600 South Lake Drive
                                     -------------------------------------------

                                St. Francis, WI 53235
                                ------------------------------------------------

                            Attention: Brian Davidson
                                       -----------------------------------------

                            Facsimile No.: (414) 294-7700
                                           -------------------------------------

                            Telephone No.: (414) 294-7016
                                           -------------------------------------

                            Number of Shares: 188,680
                                              ----------------------------------

                            Aggregate Purchase Price: $500,002
                                                       -------------------------

                            Jurisdiction of Organization: British Virgin Islands
                                                         -----------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Smithfield Fiduciary LLC
                               -------------------------------------------------

                               By: /s/ Adam J. Chill
                                   ---------------------------------------------
                                       Print Name: Adam J. Chill
                                       Title: Authorized Signatory

                               Address: c/o Highbridge Capital Management, LLC
                                        ----------------------------------------

                                   9 West 57th Street, 27th Floor
                                   ---------------------------------------------
                                   New York, New York 10019
                                   ---------------------------------------------

                               Attention: Ari J. Storch/ Adam J. Chill
                                         ---------------------------------------

                               Facsimile No.: (212) 751-0755
                                              ----------------------------------

                               Telephone No.: (212) 287-4720
                                              ----------------------------------

                               Number of Shares: 1,622,643
                                                 -------------------------------

                               Aggregate Purchase Price: $4,300,003.95
                                                          ----------------------

                               Jurisdiction of Organization: Cayman Islands
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Weiss, Peck & Greer Investments, a Division of
                               ----------------------------------------------
                               Robeco USA, L.L.C.
                               -------------------------------------------

                               By: /s/ Benjamin James Taylor & /s/ David Brosgol
                                   ---------------------------------------------
                                       Print Name: Benjamin James Taylor &
                                                    David Brosgol
                                       Title: Managing Director &
                                              Deputy General Counsel

                               Address: 590 Madison Avenue, 27th Floor
                                        ----------------------------------------

                                   New York, NY 10022
                                   ---------------------------------------------

                               Attention: Adam Rothstein
                                          --------------------------------------
                               Facsimile No.: (212) 812-7452
                                              ----------------------------------

                               Telephone No.: (212) 404-6667
                                              ----------------------------------

                               Number of Shares: 207,548
                                                 -------------------------------

                               Aggregate Purchase Price: $550,002.20
                                                          ----------------------

                               Jurisdiction of Organization: Delaware
                                                             -------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                            PURCHASER SIGNATURE PAGE

      By its execution and delivery of this signature page, the undersigned Purchaser represents and warrants that the information about the Purchaser set forth on this signature page and documents furnished by such Purchaser herewith is true and correct and hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of October 14, 2003 (the "Purchase Agreement") by and among Midway Games Inc. and the Purchasers (as defined therein), as to the number of Shares set forth below, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

                               Name of Purchaser:


                               Richard D. White
                               -------------------------------------------------

                               By: /s/ Richard D. White
                                   ---------------------------------------------
                                       Print Name: Richard D. White
                                       Title:

                               Address: 9 Old Woods Drive
                                        ----------------------------------------
                                     Harrison, NY 10528
                                     -------------------------------------------

                               Attention: Richard D. White
                                         ---------------------------------------

                               Facsimile No.: (914) 701-0102
                                              ----------------------------------

                               Telephone No.: (914) 381-5585
                                              ----------------------------------

                               Number of Shares: 37,736
                                                --------------------------------

                               Aggregate Purchase Price: $100,000.00
                                                          ----------------------

                               Jurisdiction of Organization: New York
                                                            --------------------

Agreed to and accepted this
14th day of October, 2003

MIDWAY GAMES INC.

By: /s/ David F. Zucker
    -------------------------
        Name: David F. Zucker
        Title: President and Chief Executive Officer

                    EXHIBITS TO SECURITIES PURCHASE AGREEMENT

     A.  Schedule of Investors
     B.  Instruction Sheet For Purchaser and related certificates and
         Questionnaire
     C.  Opinion of Company General Counsel
     D.  Opinion of Company Corporate Counsel
     E.  Transfer Agent Instructions
     F.  Plan of Distribution

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS

                                         Jurisdiction of
               Purchaser                  Organization               Shares             Purchase Price
               ---------                 ----------------            ------             --------------
Cranshire Capital, L.P.                       Illinois                94,345           $    250,014.25

Deephaven Small Cap Growth Fund LLC          Minnesota               184,997           $    490,242.05

Columbia Ventures Corp.                      Washington              132,077           $    350,004.05

Smithfield Fiduciary LLC                   Cayman Islands          1,622,643           $  4,300,003.95

Master Small Cap Value Trust                  Delaware             2,943,006           $  7,825,465.90

Merrill Lynch Variable Series Funds,          Maryland               631,900           $  1,674,535.00
Inc. - Small Cap Value V.I. Fund

Portside Growth & Opportunity Fund         Cayman Islands          1,622,643           $  4,300,003.95

S.A.C. Capital Associates, LLC           British West Indies         981,933           $  2,602,122.45

Mainfield Enterprises Inc.                 British Virgin            660,378           $  1,750,001.70
                                              Islands

SF Capital Partners Ltd.                   British Virgin            188,680           $    500,002.00
                                              Islands

Weiss, Peck & Greer Investments, a            Delaware               207,548           $    550,002.20
division of Robeco USA, L.L.C.

Richard White                                                         37,736           $    100,000.40

TOTAL                                                              9,317,885           $ 24,692,397.90

                                    EXHIBIT B

                         INSTRUCTION SHEET FOR PURCHASER

                   (to be read in conjunction with the entire
                         Securities Purchase Agreement)

A.    Complete the following items in the Securities Purchase Agreement:

      1. Complete and execute the Purchaser Signature Page. The Agreement must be executed by an individual authorized to bind the Purchaser.

      2.    Exhibit B-1 - Stock Certificate Questionnaire:

      Provide the information requested by the Stock Certificate Questionnaire.

      3.    Exhibit B-2 - Registration Statement Questionnaire:

      Complete and execute the Registration Statement Questionnaire.

      4.    Exhibit B-3 /B-4 - Purchaser Certificate:

      Provide the information requested by the Certificate for Individual Purchasers (B-3) or the Certificate for Corporate, Partnership, Limited Liability Company, Trust, Foundation and Joint Purchasers (B-4), as applicable.

      5. Return, via facsimile, the signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-4, to:

                    Midway Games Inc.
                    Facsimile: 646/366-3724
                    Telephone: 212/730-0700
                    Attn: Pamela E. Flaherty, Esq.

      6. After completing instruction number five (5) above, deliver the original signed Securities Purchase Agreement including the properly completed Exhibits B-1 through B-4 by overnight delivery to:

                    Midway Games Inc.
                    c/o Shack Siegel Katz & Flaherty P.C.
                    530 Fifth Avenue
                    New York, New York 10021
                    Facsimile:: 646/366-3724
                    Telephone: 212/782-0700
                    Attn: Pamela E. Flaherty, Esq.

B. Instructions regarding the transfer of funds for the purchase of Shares will be telecopied to the Purchaser by the Company separately.

C. Upon the resale of any Shares by the Purchaser after the Registration Statement covering any Shares is effective, as described in the Securities Purchase Agreement, the Purchaser must deliver a current Prospectus to the buyer.

                                   EXHIBIT B-1

                                MIDWAY GAMES INC.

                        STOCK CERTIFICATE QUESTIONNAIRE*

      Please provide us with the following information:

1.    The name of the Purchaser:                               _________________

2.    The name of the Beneficial Owner if different from
      Purchaser:                                               _________________

3.    The exact name that the Shares are to be registered in
      (this is the name that will appear on the stock
      certificate(s)) ("Registered Holder"), and the
      applicable denominations. You may use a nominee name if
      appropriate:                                             _________________

4.    The relationship between the Purchaser/Beneficial Owner
      of the Shares and the Registered Holder:                 _________________

5.    The mailing address, telephone and facsimile number of
      the Registered Holder:                                   _________________

                                                               _________________

                                                               _________________

                                                               _________________

6.    The Tax Identification Number of the Registered Holder
      listed in response to item 3 above:                      _________________

7.    Attach to this Questionnaire a properly completed IRS
      Form W-9 or W-8, as applicable:                          _________________

----------
* Certain definitions used in this Questionnaire are included in the Appendix to Exhibit B-2.

                                      B-1-1

                                Name of Purchaser:
                                                    ____________________________


                                                By:
                                                    ---------------------------
                                                    Print Name:
                                                    Title:

                                   EXHIBIT B-2

                                MIDWAY GAMES INC.

                      REGISTRATION STATEMENT QUESTIONNAIRE

      By signing and completing this questionnaire, the undersigned holder of Shares (the "Selling Security holder") of Registrable Securities hereby elects to include in the Registration Statement the Registrable Securities beneficially owned by it and listed in Item (7) below. The undersigned, by signing and returning this Questionnaire, confirms its agreement to be bound with respect to such Registrable Securities by the terms of the Securities Purchase Agreement relating to the registration of such Registrable Securities. In connection with the Registration Statement, the undersigned Selling Securityholder provide Midway Games, Inc. with the following information regarding such Selling Securityholder.

1. Please state your organization's name exactly as it should appear in the Registration Statement:

    _________________________________________________________________________

2. Please specify the type of organization of Selling Securityholder (i.e., individual, corporation, partnership, limited liability company, etc.):

    _________________________________________________________________________

3.    Please state your organization's jurisdiction of organization:

    _________________________________________________________________________

4. Full legal name of Registered Holder (if not the same as in Item 1 above) of Registrable Securities listed in Item 8 below:

    _________________________________________________________________________

5.    Address for Notices to Selling Securityholder:

                         ________________________________
                         ________________________________
                         ________________________________
                         ________________________________
                         Telephone No.:___________________
                         Facsimile No.: __________________
                         Contact Person: _________________

                                      B-2-1

                         E-mail: _________________________

6.    Beneficial Ownership of Shares by Another Person:

      (a) Is another person the Beneficial Owner of any of the Registrable Securities?
          _______     Yes (Answer questions (b) through (e) below)
          _______     No

      (b)   What is the full legal name of such Beneficial Owner?
                 _______________________________________________________________

      (c)   Is such Beneficial Owner a:

       [  ] Corporation                  [  ] General Partnership

       [  ] Individual                   [  ] Limited Partnership

       [  ] Limited Liability Company    [  ] Other (please specify) ___________

      (d)   In what state is such Beneficial Owner organized or domiciled?
                 _______________________________________________________________

      (e) Please provide the name, address and telephone number of a contact person for such Beneficial Owner:
                 _______________________________________________________________

7.    Beneficial Ownership of Registrable Securities:

      EXCEPT AS SET FORTH BELOW IN THIS ITEM (7), THE UNDERSIGNED IS NOT A BENEFICIAL OWNER OF ANY REGISTRABLE SECURITIES.

      (1)   Amount of Registrable Securities Beneficially Owned:

            _______    Shares of Common Stock

      (2)   Amount of Registrable Securities to be included in the Registration
            Statement:

            _______    Shares of Common Stock

8.    Beneficial Ownership of Other Securities of the Company:

      EXCEPT AS SET FORTH BELOW IN THIS ITEM (8), THE UNDERSIGNED SELLING SECURITYHOLDER IS NOT A BENEFICIAL OWNER OF ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES OF THE COMPANY, OTHER THAN THE SHARES AND SHARES OF COMMON STOCK LISTED ABOVE IN ITEM (7).

      State any exceptions here:


9.    Relationships with the Company:

      EXCEPT AS SET FORTH BELOW, NEITHER THE SELLING SECURITYHOLDER NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR
      MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

      State any exceptions here:

10.   Plan of Distribution:

      EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED SELLING SECURITYHOLDER INTENDS TO DISTRIBUTE THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (7) ONLY IN ACCORDANCE WITH THE PLAN OF DISTRIBUTION SET FORTH AS EXHIBIT F TO THE SECURITIES PURCHASE AGREEMENT. THE UNDERSIGNED SELLING SECURITYHOLDER REPRESENTS THAT IT HAS REVIEWED SUCH PLAN OF DISTRIBUTION AND EXPRESSLY APPROVES SUCH PLAN OF DISTRIBUTION FOR USE IN THE REGISTRATION STATEMENT AND PROSPECTUS AND ANY AMENDMENTS THERETO.

      State any exceptions here:

11. Are you a Member, an affiliate of a Member, or a person associated with a Member, of the National Association of Securities Dealers, Inc. (the "NASD")?

          Yes _____ No _____

      If the answer to Question 11 is "yes", state (a) the name of any such NASD Member, (b) the nature of your affiliation or association with such NASD Member, (c) information as to such NASD Member's participation in any capacity in the Offering or the original placement of the Shares, (d) the number of shares of equity securities or face value of debt securities of the Company owned by you, (e) the date such securities were acquired and
      (f) the price paid for such securities.

      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

12. If you answered "yes" to Question 11 above, please fill out the following table with respect to any purchases from the Company or any of its Affiliates in a private placement within twelve months prior to the date hereof (excluding your purchase of the Shares).

                                        Amount and Name      Price or Other
      Date of Purchase      Seller       of Securities       Consideration
      ----------------------------------------------------------------------



Note: In no event may the method(s) of your distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The Selling Securityholder also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with the Registration Statement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act of 1933, as amended.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (7) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Questionnaire and the Securities Purchase Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

The Selling Securityholder acknowledges that material misstatements and omissions of material facts in the Registration Statement and any amendments or supplement thereto may give rise to civil and criminal liabilities to the Company and to each officer and director of the Company signing the Registration Statement and to other persons signing such document. As a result, in accordance with the Selling Securityholder's obligation under Section 6.4(b) of the Securities Purchase Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect. All notices hereunder and pursuant to the Securities Purchase Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

      (i)   to the Company:

               Midway Games, Inc.
               2704 West Roscoe Street
               Chicago, Illinois 60618
               Attention: General Counsel

      (ii)  with a copy to:

               Shack Siegel Katz & Flaherty P.C.
               530 Fifth Avenue
               New York, NY 10036
               Phone: 212-782-0708
               Attention: Pamela E. Flaherty, Esq.

Once this Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities Beneficially Owned by such Selling Securityholder and the Registrable Securities listed in Item 7 above). This Agreement shall be governed in all respects by the laws of the State of New York.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
      ------------------


                                     -------------------------------------------
                                     Selling Securityholder
                                     (Print/type full legal name of beneficial owner of Registrable Securities)


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                                         APPENDIX TO EXHIBIT B-2

                                   DEFINITIONS

For the purpose of this Questionnaire, the following definitions apply:

1. AFFILIATE. As used in Questions 1 - 11 and Question 13, a person is an "Affiliate" of a person if such person controls, is controlled by, or is under common control with, another person. Please assume that an "Affiliate" of the Company includes without limitation, any 5% stockholder of the Company (including any person who owns, controls, or holds or holds an option to acquire, and has the power to vote, 5% or more of the Company's outstanding voting securities). "Control" is the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

As used in Question 12 of this Questionnaire, an "affiliate" of an NASD member has the following meaning:

      (1) a company which controls, is controlled by or is under common control with a member;

      (2) the term affiliate is presumed to include, but is not limited to, the following:

            (a) a company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership;

            (b) a member will be presumed to control a company if the member and persons associated with the member beneficially own (i) 10% or more of the outstanding subordinated debt of a company,
                  (ii) 10% or more of the outstanding voting securities of a company which is a corporation or (iii) a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership;

            (c) a company will be presumed to be under common control with a member if:

                  (i) the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership; or

                  (ii) a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

2. BENEFICIAL OWNER. A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such security. Voting power includes "the power to vote, or to direct the voting, of such security" and investment power includes "the power to dispose, or to direct the disposition, of such security."

A person is also a Beneficial Owner of a security if he has the right to acquire beneficial ownership of such security, at any time within sixty days, including but not limited to, any right to acquire through: (a) the exercise of an option, warrant or right, (b) the conversion of a convertible security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that if the acquisition of an option, warrant, right, convertible security or power described in (a), (b) or (c) is for the purpose of maintaining or obtaining control over the issuer of the security, the holder of the option, warrant, right, convertible security or power shall, immediately upon such acquisition and regardless of when it is exercisable, be deemed a beneficial owner of the underlying securities.

The possession of the legal power to vote and/or direct the disposition of securities, absent unusual circumstances, will be sufficient to confer beneficial ownership. Such power may be held directly, or indirectly, through one or more controlled entities.

3. MATERIAL RELATIONSHIP. The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC"). The SEC, however, is likely to construe as material any relationship which tends to impact arm's length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise. For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

4. MEMBER. Rule 0120 of the NASD's Rules of Fair Practice defines the term "member" to mean any individual, partnership, corporation or other legal entity admitted to membership in the NASD, and Article l of the NASD's By-Laws defines the term "person associated with a member" to mean every sole proprietor, partner, officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.

                                   EXHIBIT B-3

                                MIDWAY GAMES INC.

                      CERTIFICATE FOR INDIVIDUAL PURCHASERS

      If the investor is an individual (or married couple) the investor must complete, date and sign this Certificate.

                                   CERTIFICATE

      I certify that the representations and responses below are true and accurate:

      In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please INITIAL EACH CATEGORY applicable to you as an investor in the Company.

      ___   (1)   A natural person whose individual net worth, or joint net
worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

      ___   (2)   A natural person who had an individual income in excess of
$200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

      ___   (3)   An executive officer or director of the Company.

      Set forth in the space provided below the state(s), if any, in the U.S. in which you maintained your residence during the past two years and the dates during which you resided in each state: ________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________.

Dated:                           Name(s) of Purchaser
       --------------------                           --------------------------

                                                      --------------------------

                                 Signature
                                           -------------------------------------

                                 Signature
                                           -------------------------------------

                                 Dated                    , 2003
                                       -------------------

                                      B-3-1

                                   EXHIBIT B-4

                                MIDWAY GAMES INC.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                     TRUST, FOUNDATION AND JOINT PURCHASERS

      If the investor is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple) or other entity, an authorized officer, partner, trustee or all joint purchasers must complete, date and sign this Certificate.

                                   CERTIFICATE

      The undersigned certifies that the representations and responses below are true and accurate:

      (a) The investor has been duly formed and is validly existing and has full power and authority to invest in the Company. The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

      (b)   Indicate the form of entity of the undersigned:

                  ____  Limited Partnership

                  ____  General Partnership

                  ____  Corporation

                  ____ Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor): _______________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________.
(Continue on a separate piece of paper, if necessary.)

                  ____ Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):_________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________.
(Continue on a separate piece of paper, if necessary.)

                                      B-4-1

                  ____ Other form of organization (indicate form of organization (__________________________________________________________________
______________________________________________________________________________).

      (c)   Indicate the approximate date the undersigned entity was formed:____
___________.

      (d) In order for the Company to offer and sell the Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please INITIAL EACH CATEGORY applicable to you as an investor in the Company.

            ___   1.    A bank as defined in Section 3(a)(2) of the Securities
                  Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

            ___   2.    A broker or dealer registered pursuant to Section 15 of
                  the Securities Exchange Act of 1934;

            ___   3.    An insurance company as defined in Section 2(13) of the
                  Securities Act;

            ___   4.    An investment company registered under the Investment
                  Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

            ___   5.    A Small Business Investment Company licensed by the U.S.
                  Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

            ___   6.    A plan established and maintained by a state, its
                  political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

            ___   7.    An employee benefit plan within the meaning of the
                  Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in
                  Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

            ___   8.    A private business development company as defined in
                  Section 202(a)(22) of the Investment Advisers Act of 1940;

            ___   9.    An organization described in Section 501(c)(3) of the
                  Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

            ___   10.   A trust, with total assets in excess of $5,000,000, not
                  formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

            ___   11.   An entity in which ALL of the equity owners qualify
                  under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________.
                  (Continue on a separate piece of paper, if necessary.)

      Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

Dated:            , 2003
      ------------

--------------------------
Name of Purchaser


--------------------------
Signature and title of authorized officer, partner or trustee

                                    EXHIBIT C

                       OPINION OF COMPANY GENERAL COUNSEL

                                     October 14, 2003

To the Purchasers Listed
     on Schedule A hereto:

      Re: Securities Purchase Agreement dated as of October 14, 2003 by and among Midway Games Inc. and the Purchasers listed on Schedule A hereto (the "Purchase Agreement")
            ----------------------------------------------------------

Ladies and Gentlemen:

      I am the general counsel of Midway Games Inc., a Delaware corporation (the "Company"). This opinion is being furnished to you in connection with the sale of shares of Common Stock of the Company pursuant to the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Purchase Agreement.

      In such capacity, I have examined a copy of the Purchase Agreement and the Transfer Agent Instructions (collectively, the "Transaction Documents"), the Company's Certificate of Incorporation, as amended to date, and By-laws, as amended to date, the proceedings of the Company's Board of Directors taken in connection with the transactions contemplated by the Transaction Documents and such other documents, instruments, records of the Company and certificates of public officials, and I have made such investigations of law, as I have deemed necessary or appropriate for the purposes of rendering the opinions expressed herein.

      In making such examination, I have assumed (i) the genuineness of all signatures (other than the signatures on behalf of the Company), the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to me as originals, the conformity to the original documents of all documents submitted to me as copies and the authenticity of the originals of such latter documents, (ii) that the Transaction Documents have been duly and validly authorized, executed and delivered by the party or parties thereto other than the Company, and (iii) that each of the Transaction Documents constitutes the valid and binding agreement of the party or parties thereto other than the Company, enforceable against such party or parties in accordance with the terms of such agreement. As to any facts material to this opinion which I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company and public officials.

      This opinion is limited to the laws of the State of Illinois. Without limitation, I am not opining as to (i) any laws, rules or regulations of any other jurisdiction; (ii) the applicability of the laws of any other jurisdiction to the transactions contemplated by the Transaction Documents; (iii) any requirements of any governmental body, agency, instrumentality or court of any other jurisdiction not covered by this opinion; or (iv) any waiver of stay or other rights, waiver of redemption, set off, extension or usury laws or regulations or as to any laws or regulations limiting rights to indemnification (including, without limitation, securities or environmental laws) or the public policy underlying such laws.

      Based upon the foregoing, I am of the opinion that, except as disclosed in the Purchase Agreement or the Schedule of Exceptions thereto:

      1. None of the Company's Common Stock is subject to preemptive rights or other rights of the stockholders of the Company under law, the Company's Certificate of Incorporation or pursuant to any agreement, note, lease, mortgage, deed or other instrument to which the Company is a party or by which the Company is bound.

      2. To my knowledge, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization that is pending or threatened against the Company or any of its subsidiaries or any of the properties or assets of the Company or any of its subsidiaries which could reasonably be expected to result in a Material Adverse Effect.

      3. The execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated by the Transaction Documents and the compliance by the Company with the terms thereof, except as would not have a Material Adverse Effect, do not violate, conflict with or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, give rise to any right of termination, cancellation or acceleration under, or result in the creation of any lien, charge or encumbrance on or against any of the properties of the Company pursuant to (i) any agreement, note, lease, mortgage, deed or other instrument to which the Company is a party or by which the Company is bound; or (ii) any statute, law, rule or regulation applicable to the Company or any order, writ, injunction or decree of which I have knowledge.

      Please be advised that I am an officer and stockholder of the Company.

      This opinion is being rendered solely for your benefit in connection with the transactions contemplated by the Transaction Documents. This opinion may not be relied upon by you for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without my prior written consent.

                                Very truly yours,


                                -------------------------------------------
                                Deborah K. Fulton, Senior Vice President,
                                Secretary and General Counsel

cc:   Pamela E. Flaherty, Esq.

                                   SCHEDULE A

CRANSHIRE CAPITAL, L.P.
C/O Mitchell P. Kopin
666 Dundee Road, Suite 1901
Northbrook, IL 60062

COLUMBIA VENTURES CORP.
16703 SE McGillivray, #210
Vancouver, WA 98683

DEEPHAVEN SMALL CAP GROWTH FUND LLC
130 Cheshire Lane, Suite 102
Minnetonka, MN 55305

MAINFIELD ENTERPRISES INC.
c/o Sage Capital Growth Inc.
660 Madison Avenue, 18th Floor
New York, NY 10021

PORTSIDE GROWTH & OPPORTUNITY FUND
c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, NY 10017

SMITHFIELD FIDUCIARY LLC
c/o Highbridge Capital Management, LLC
9 West 57th Street, 27th Floor
New York, NY 10019

SF CAPITAL PARTNERS LTD.
3600 South Lake Drive
St. Francis, WI 53235

MASTER SMALL CAP VALUE TRUST
800 Scudders Mill Road
Plainsboro, NJ 08536

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. -SMALL CAP VALUE V.I. FUND 800 Scudders Mill Road
Plainsboro, NJ 08536

S.A.C CAPITAL ASSOCIATES, LLC
72 Cummings Point Road
Stamford, CT 06902

WEISS, PECK & GREER INVESTMENTS, A DIVISION OF ROBECO USA, L.L.C
590 Madison Avenue, 27th Floor
New York, NY 10022

RICHARD WHITE
9 Old Woods Drive
Harrison, NY 10528

                                    EXHIBIT D

                      OPINION OF COMPANY CORPORATE COUNSEL

                                     October 14, 2003

To the Investors Listed on
 Schedule A hereto

      Re:   Private Placement of [9,317,886] shares
            of Common Stock of Midway Games Inc.

Ladies and Gentlemen:

      We have acted as counsel to Midway Games Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of [9,317,886] shares of the Company's common stock, $.01 par value per share pursuant to the Securities Purchase Agreement (the "Purchase Agreement") of even date herewith among the Company and you. This opinion is being furnished to you pursuant to
Section 2.2(2)(iv) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Purchase Agreement.

      In connection with rendering the opinion set forth herein, we have examined the Purchase Agreement, the documents contained in Exhibit B of the Purchase Agreement that have been executed and delivered by each Purchaser, and the other Transaction Documents, the SEC Reports and other filings made by the Company with the Commission during the preceding twelve months, the Company's Certificate of Incorporation, as amended to date, and By-laws, as amended to date, the proceedings of the Company's Board of Directors taken in connection with the sale and issuance of the Securities, and such other documents, instruments, records of the Company and its subsidiaries and certificates of public officials and officers of the Company, and we have made such investigations of law, as we have deemed necessary or appropriate for the purpose of rendering the opinion expressed herein. We have reviewed the "good standing" certificates of the Company and its subsidiaries for the jurisdictions set forth on Schedule B attached hereto.

      In conducting such examination, we have assumed the following: (i) the genuineness of all signatures (other than the signatures on behalf of the Company), the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents; (ii) that the Transaction Documents have been duly and validly authorized, executed and delivered by the party or parties thereto other than the Company; and (iii) that each of the Transaction Documents constitutes the valid and binding agreement of the party or parties thereto other than the Company, enforceable against such party or parties in accordance with the terms of such agreement. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of the Company, including those contained in the Purchase Agreement, and public officials.

      This opinion is limited to the laws of the State of New York, the Delaware General Corporation Law (the "DGCL") and, as to matters of federal jurisprudence, the applicable laws of the United States of America. In addition, the opinion expressed in Paragraph 1 below as it relates to good standing of the Company and its Subsidiaries is based solely upon our review of the certificates issued by their respective jurisdictions of organization or qualification, as set forth on Schedule B. Without limitation, we are not opining as to (i) any laws, rules or regulations of any other jurisdiction; (ii) the applicability of the laws of any other jurisdiction to the transactions contemplated by the Transaction Documents; (iii) any requirements of any governmental body, agency, instrumentality or court of any other jurisdiction not covered by this opinion; or (iv) any waiver of stay or other rights, waiver of redemption, set off, extension or usury laws or regulations or as to any laws or regulations limiting rights to indemnification (including, without limitation, securities or environmental laws) or the public policy underlying such laws. We are not opining on any tax law. To the extent that the enforceability of any document or instrument referred to or examined in connection with rendering the opinion expressed herein is governed by any law other than the laws upon which this opinion is based, we express no opinion as to such enforceability.

      Based upon the foregoing, we are of the opinion that:

      1. The Company and each of the Subsidiaries listed on Schedule B hereto is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization as set forth in Schedule B and has the requisite corporate power to own, lease and operate its properties and to conduct its business as described in the SEC Reports.

      2. The Company has the requisite corporate power and authority to execute, deliver and perform all of its obligations under the Transaction Documents, including the issuance of the Shares in accordance with the terms thereof. The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated therein have been duly authorized by the Company's Board of Directors, and no further consent or authorization of the Company, its Board of Directors or its stockholders is required therefor. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute valid and binding agreements or obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

      3. When issued in accordance with the terms of the Purchase Agreement, the Shares will be validly issued, fully paid and non-assessable and free of all liens, charges and preemptive rights with respect to the issuance thereof.

      4. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, par value $.01 per share; and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, of which
(a) 4,750 shares of Preferred Stock have been designated Series C Preferred Stock, stated value $10,000 per share, of which no shares are issued and outstanding and 4,750 shares of Preferred Stock have been designated Series D Preferred Stock, 3,500 of which are issued and outstanding and 1,250 of which are reserved for issuance.

      5. Assuming (i) each Purchaser is an "accredited investor" within the meaning of Rule 501(a) promulgated under the Securities Act, (ii) the accuracy of the representations and warranties and compliance with the covenants of the Purchasers in the Purchase Agreement and other Transaction Documents, the offer and sale of the Shares in the manner contemplated by the Purchase Agreement and in accordance with the Transaction Documents are exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of such Act and Rule 501(c) promulgated thereunder and the securities laws of New York State.

      6. Except as disclosed in the Purchase Agreement or Schedules thereto, no authorization, approval, consent, license, filing, recording, registration or other order of any federal or state governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of the Company, or any court, or, with respect to any agreement filed as an Exhibit to the SEC Reports, including the Company's Amended and Restated Rights Agreement dated October __, 2003, or any third party, is required to be obtained by the Company to enter into and perform its obligations under the Transaction Documents or for the issuance and sale of the Shares in accordance with the Transaction Documents, except as contemplated in the Transaction Documents.

      7. Except as disclosed in the Disclosure Materials, the execution, delivery and performance by the Company of the Transaction Documents and the compliance by the Company with the terms thereof do not violate, conflict with or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default) under, give rise to any right of termination, cancellation or acceleration under, or result in the creation of any lien, charge or encumbrance on or against any of the properties of the Company pursuant to (i) the Certificate of Incorporation or By-laws of the Company; (ii) any agreement or other document executed in connection with the issuance of the Company's Series D Preferred Stock; (iii) any agreement filed as an Exhibit to the SEC Reports, including the Company's Third Amended and Restated Rights Agreement dated October 14, 2003; or (iv) any statute, law, rule or regulation applicable to the Company or any order, writ, injunction or decree of which we have knowledge.

      8. The Company is not an "investment company" or any entity controlled by an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

      In the process of our review of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, and all other reports and amendments thereto thereafter filed by the Company pursuant to Section 13 of the 1934 Act, no facts have come to our attention that lead us to believe that, except as set forth in any amendments to such reports, which amendments have been filed with the Commission, (except with respect to the financial statements and notes and schedules thereto and other financial and statistical data, as to which we make no statement) any of such reports contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, as of its filing date with the Commission.

      Please be advised that shareholders of Shack Siegel Katz & Flaherty P.C. own 3,570 shares of Common Stock and hold options to purchase an aggregate of 85,000 shares of Common Stock.

      This opinion is being rendered solely for your benefit in connection with the transactions contemplated by the Transaction Documents. This opinion may not be relied upon by you for any other purpose, or quoted to or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                Very truly yours,

                                SHACK SIEGEL KATZ &
                                FLAHERTY P.C.


                                By:
                                   -----------------------------------
                                   Pamela E. Flaherty

cc:   Deborah K. Fulton, Esq.

                                   SCHEDULE A

                                   SCHEDULE B

LIST OF SUBSIDIARIES                        JURISDICTION OF ORGANIZATION
--------------------                        ----------------------------
Midway Games Inc.                                     Delaware

Midway Amusement Games, LLC                           Delaware

Midway Games West Inc.                               California

Midway Home Entertainment Inc.                        Delaware

Midway Home Studios Inc.                              Delaware

Midway Interactive Inc.                               Delaware

Midway/Nintendo Inc. (50% owned)                      Delaware

Midway Sales Company, LLC                             Delaware

                                    EXHIBIT E

                           TRANSFER AGENT INSTRUCTIONS

                                MIDWAY GAMES INC.

October __, 2003

The Bank of New York
101 Barclay Street, 12W
New York, New York 10286
Attention: Robert J. Rinaudo

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of October __, 2003, by and among Midway Games Inc., a Delaware corporation (the "COMPANY") and the purchasers named therein (the "HOLDERS") pursuant to which the Company is issuing an aggregate of __________ shares (the "SHARES") of the Company's common stock, $0.01 par value per share (the "COMMON STOCK").

The Company has agreed with the Holders that it will instruct you to: (A) issue the Shares free of all restrictive and other legends if, at the time of such issue, (i) a registration statement covering the resale of the Shares has been declared and is effective by the Securities and Exchange Commission (the "COMMISSION") under the Securities Act of 1933, as amended (the "SECURITIES ACT"), (ii) the Shares are eligible for sale under Rule 144(k) under the Securities Act or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission); or (B) reissue the certificates representing the Shares (if such certificates were originally issued with a restrictive legend) free of all restrictive and other legends (i) upon the effectiveness of a registration statement covering the resale of the Shares or (ii) following any sale of the Shares pursuant to Rule 144 under the Securities Act or (iii) the Shares are eligible for sale under Rule 144(k) or
(iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).

In furtherance of this instruction, upon the effectiveness of the Registration Statement (as defined in the Purchase Agreement) we have instructed our counsel to deliver to you their opinion letter in the form attached hereto as EXHIBIT 1 to the effect that the Registration Statement has been declared effective by the Commission and that the Shares are freely transferable by the Holders and accordingly may be issued (or certificates reissued, as applicable) and delivered to the Holders free of all restrictive and other legends.

You need not require further letters from us or our counsel to effect any future issuance of or reissuance of the certificates representing the Shares to the Holders as contemplated by the Purchase Agreement and this letter. This letter shall serve as our standing irrevocable instructions with regard to this matter.

Please be advised that the Holders have relied upon this instruction letter as an inducement to enter into the Purchase Agreement and, accordingly, each Holder is a third party beneficiary of this instruction letter.

The Company shall indemnify and hold harmless you from and against any and all third party claims, costs, demands, expenses and liabilities, including reasonable attorney's fees as set forth in Article VIII of the Stock Transfer Agency Agreement between the Company and The Bank of New York dated as of October 28, 1996 in connection with the above instructions and the transactions contemplated hereby and thereby.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

                                  Very truly yours,

                                  MIDWAY GAMES INC.


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

ACKNOWLEDGED AND AGREED:

THE BANK OF NEW YORK


By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                                                          EXHIBIT 1 TO EXHIBIT E

                             [Counsel's Letterhead]


The Bank of New York
101 Barclay Street, 12W
New York, New York 10286

            Re:   Midway Games Inc.
                  -----------------

Ladies and Gentlemen:

            We are counsel to Midway Games Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Securities Purchase Agreement dated as of October __, 2003 (the "PURCHASE AGREEMENT") entered into by and among the Company and the purchasers named therein (collectively, the "HOLDERS") pursuant to which the Company issued to the Holders [ # ] shares (the "SHARES") of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company agreed, among other things, to register the Registrable Securities (as defined in the Purchase Agreement), including the Shares under the Securities Act of 1933, as amended (the "SECURITIES ACT"). In connection with the Company's obligations under the Purchase Agreement, on ____________ ___, 2003, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

            In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing opinion to you that the Shares are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated October __, 2003. This letter shall serve as our standing opinion with regard to this matter.

            If you have any questions relating to the foregoing, please feel free to call us at (212) _______________.


                                    Very truly yours,

                                    EXHIBIT F

                              PLAN OF DISTRIBUTION

      The shares of common stock to be sold in this offering have been listed on the NYSE, subject to official notice of issuance.

      The selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this Prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

      The selling stockholders may sell all or a portion of the common stock beneficially owned by them and offered through this prospectus from time to time directly through one or more underwriters, broker-dealers or agents. If the common stock is sold through underwriters or broker-dealers, the selling stockholder will be responsible for underwriting discounts or commissions or agent's commissions. The common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

      (1) on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale,

      (2)   in the over-the-counter market,

      (3) in transactions otherwise than on these exchanges or systems or in the over-the-counter market,

      (4) through the writing of options, whether such options are listed on an options exchange or otherwise,

      (5)   through the settlement of short sales,

      (6)   privately negotiated transactions,

      (7)   a combination of any such methods of sale, and

      (8)   any other method permitted pursuant to applicable law.

      In connection with sales of the common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock to close out short positions, or loan or pledge shares of common stock to broker-dealers that in turn may sell those shares. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, those underwriters, brokers-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal. Any such discounts, concessions or commissions as to particular underwriters, brokers-dealers or agents may be in excess of those customary in the types of transactions involved.

      The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them. If the selling stockholders default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus or an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      This prospectus may not be used by any pledgee, transferee or other successor in interest to sell shares of common stock unless and until this prospectus has been amended or supplemented to include information about the pledgee, transferee or other successor in interest under the heading "Selling Stockholders" and any information about the plan of distribution by any pledgee, transferee or successor which varies materially from the description in this prospectus under the heading "Plan of Distribution".

      The selling stockholders and any broker-dealer participating in the distribution of shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act of 1933, and any commission paid, or any discounts allowed to the broker-dealer may be deemed to be underwriting discounts or commissions under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholder and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

      Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless the shares have been registered or qualified for sale in the state or an exemption from registration or qualification is available and is complied with.

      We do not know whether any selling stockholder will sell any or all of the shares of common stock registered by the shelf registration statement of which this prospectus forms a part.

      The selling stockholders have advised us that they have acquired their securities in the ordinary course of business and they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act. The selling stockholders have advised that they are aware that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders and they have advised that they intend to comply with those rules.

      We will pay all expenses of the registration of the shares of common stock under the securities purchase agreement, including SEC filing fees and expenses of compliance with state securities or "blue sky" laws, except that the selling stockholders will pay any underwriting discounts and selling commissions. We expect that our expenses for this offering, including primarily filing fees and legal expenses, will be approximately $[__________].

      We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the securities purchase agreement, or the selling stockholders will be entitled to contribution. We will be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders for use in this prospectus, in accordance with the related securities purchase agreement or we will be entitled to contribution.

      Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

      Each share of common stock is sold together with certain stock purchase rights. These rights are described in a registration statement on Form 8-A/A, Amendment No. 4 (File No. 001-12367) which we filed with the SEC on October__, 2003. See "Documents Incorporated by Reference" below.